EXHIBIT 24.1

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         We, the undersigned directors of Wachovia Corporation (the "Corporation") and each of us, do hereby make, constitute and appoint Kenneth W. McAllister and William M. Watson, Jr., and each of them (either of whom may act without the consent or joinder of the other), our attorneys-in-fact and agents with full power of substitution for us and in our name, place and stead, in any and all capacities, to execute for us and in our behalf a registration statement under the Securities Act of 1933 on Form S-8 for Republic Security Financial Corporation and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we the undersigned have executed this Power of Attorney as of the 26th day of January, 2001.

/s/ Leslie M. Baker, Jr.
------------------------------------------------------
Name:    Leslie M. Baker, Jr.
Title:   Chairman of the Board, President
         and Chief Executive Officer
         (principal executive officer)

/s/ James S. Balloun
-----------------------------------------------------
Name:    James S. Balloun
Title:   Director

/s/ John T. Casteen, III
-----------------------------------------------------
Name:    John T. Casteen, III
Title:   Director

/s/ George W. Henderson, III
------------------------------------------------------
Name:    George W. Henderson, III
Title:   Director

/s/ Robert A. Ingram
------------------------------------------------------
Name:    Robert A. Ingram
Title:   Director

/s/ Elizabeth Valk Long
-----------------------------------------------------
Name:    Elizabeth Valk Long
Title:   Director

/s/ Morris W. Offit
-----------------------------------------------------
Name:    Morris W. Offit
Title:   Director

/s/ F. Duane Ackerman
-----------------------------------------------------
Name:    F. Duane Ackerman
Title:   Director

/s/ Peter C. Browning
-----------------------------------------------------
Name:    Peter C. Browning
Title:   Director

/s/ Thomas K. Hearn, Jr.
-----------------------------------------------------
Name:    Thomas K. Hearn, Jr.
Title:   Director

/s/ W. Hayne Hipp
-----------------------------------------------------
Name:    W. Hayne Hipp
Title:   Director

/s/ George R. Lewis
-----------------------------------------------------
Name:    George R. Lewis
Title:   Director

/s/ Lloyd U. Noland, III
------------------------------------------------------
Name:    Lloyd U. Noland, III
Title:   Director

/s/ John C. Whitaker, Jr.
-----------------------------------------------------
Name:    John c. Whitaker, Jr.
Title:   Director

/s/ Sherwood H. Smith, Jr.
-----------------------------------------------------
Name:    Sherwood H. Smith, Jr.
Title:   Director


/s/ Dona Davis Young
-----------------------------------------------------
Name:    Dona Davis Young
Title:   Director